UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 26, 2021 (October 25, 2021)

Synchronoss Technologies, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40574	06-1594540
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

200 Crossing Boulevard, 3rd Floor
Bridgewater, New Jersey	08807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 620-3940

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 par value	SNCR	The Nasdaq Stock Market, LLC
8.375% Senior Notes due 2026	SNCRL	The Nasdaq Stock Market, LLC

Item 1.01. Entry into a Material Definitive Agreement.

On October 25, 2021, Synchronoss Technologies, Inc., a Delaware corporation (the “Company” or “Synchronoss”) entered into an At Market Issuance Sales Agreement (the “Sales Agreement”) between the Company and B. Riley Securities, Inc. (the “Agent”), pursuant to which the Company may offer and sell, from time to time, up to $18.0 million of the Company’s 8.375% Senior Notes due 2026 (the “Senior Notes”). Sales of the Senior Notes pursuant to the Sales Agreement, if any, may be made in transactions that are deemed to be “at the market offerings” as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”). The Agent is not required to sell any specific number of the Senior Notes, but the Agent will make all sales using commercially reasonable efforts consistent with its normal trading and sales practices on mutually agreed terms between the Agent and the Company. Under the Sales Agreement, the Agent will be entitled to compensation of 2.0% of the gross proceeds of all notes sold through it as the Company’s agent.

The Senior Notes sold pursuant to the Sales Agreement will be issued pursuant to a prospectus dated August 28, 2020, as supplemented by a prospectus supplement dated October 25, 2021, in each case filed with the Securities and Exchange Commission (the “Commission”) pursuant to the Company’s effective Registration Statement on Form S-3 (File No. 333-248133), which was declared effective by the Commission on August 28, 2020, and the Registration Statement on Form S-3 (File No. 333-260482), filed with the Commission pursuant to Rule 462(b) under the Securities Act on October 25, 2021. The Senior Notes will be issued pursuant to the Indenture, dated June 30, 2021 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated June 30, 2021 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”) between The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), and the Company.

The up to $18.0 million in aggregate principal amount of the Senior Notes that the Company may offer and sell under the prospectus supplement and the accompanying prospectus constitutes a further issuance of and are fungible with the $125.0 million in aggregate principal amount of the Senior Notes that the Company has issued to date (the “Initial Senior Notes”), and form a single series of debt securities with the Initial Senior Notes. The Senior Notes will have terms identical to the Initial Senior Notes and will have the same CUSIP number as, and will be fungible and vote together with, the Initial Senior Notes immediately upon issuance. The Senior Notes (when issued) and Initial Senior Notes are listed and trade on The Nasdaq Global Market under the symbol “SNCRL.”

The foregoing description of the Sales Agreement, the Indenture and the Senior Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Sales Agreement, the Indenture and the forms of the Senior Notes, copies of which are filed or incorporated as Exhibits 1.1, 4.1, 4.2 and 4.3 to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information regarding the Senior Notes and the Indenture set forth in Item 1.01 of this Current Report on Form 8-K and Item 1.01 of the Company’s Current Report on Form 8-K filed on June 30, 2021 is incorporated herein by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	At Market Issuance Sales Agreement between Synchronoss Technologies, Inc. and B. Riley Securities, Inc., dated October 25, 2021

4.1*	Base Indenture, dated as of June 30, 2021, by and between Synchronoss Technologies, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee, incorporated by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed on June 30, 2021

4.2*	First Supplemental Indenture, dated as of June 30, 2021, by and between Synchronoss Technologies, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee, incorporated by reference to Exhibit 4.2 to the Registrant’s Current Report on Form 8-K filed on June 30, 2021

4.3*	Form of 8.375% Senior Note (included in Exhibit 4.2)

5.1A	Opinion of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP

5.1B	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

23.1	Consent of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP (contained in Exhibit 5.1A)

23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (contained in Exhibit 5.1B)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 26, 2021	Synchronoss Technologies, Inc.

	By:	/s/ Jeffrey Miller
		Name:	Jeffrey Miller
		Title:	Chief Executive Officer